Chevy Chase Master Credit Card Trust
Series 1994-1
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1994-1 Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ...707.57

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount .............20.07

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ........... 687.50


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount .. 394.10

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.77

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ........... 333.33

Chevy Chase Master Credit Card Trust
Series 1994-2
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1994-2 Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount .. 781.08

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  31.08

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ........... 750.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.77

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.77

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00

Chevy Chase Master Credit Card Trust
Series 1994-3
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1994-3 Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount .. 788.30

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  38.30

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ........... 750.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.52

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.52

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00

Chevy Chase Master Credit Card Trust
Series 1994-4
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1994-4 Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount .. 729.15

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  41.65

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ........... 687.50


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.77

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.77

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00

Chevy Chase Master Credit Card Trust
Series 1994-5
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1994-5 Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  58.85

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  58.85

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........   0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.97

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.97

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00

Chevy Chase Master Credit Card Trust
Series 1995-1
1997 Distributions

Pursuant to Section 5.2 (c) of the Chevy Chase Master
Credit Card Trust Series 1995-1 Supplement to the
Agreement, Chevy Chase Bank, F.S.B. must provide the following information on an aggregate basis for the year ended December 31, 1997:


A.  1.  The total amount of the distribution to Class A
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  58.75

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........  58.75

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class A Certificates, per $1,000  original
        certificate principal amount ...........   0.00


B.  1.  The total amount of the distribution to Class B
        Certificateholders during 1997 per $1,000
        original certificate principal amount ..  60.26

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of interest on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........  60.26

    3.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal on
        the Class B Certificates, per $1,000  original
        certificate principal amount ...........   0.00